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                                                                   EXHIBIT 4.17

                                                                  EXECUTION COPY

                      STANDBY LETTER OF CREDIT APPLICATION
                          AND REIMBURSEMENT AGREEMENT

                           (Hamilton, Indiana Bonds)



     THIS STANDBY LETTER OF CREDIT APPLICATION AND REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of March 24, 1997, between KEY PLASTICS, INC., a Michigan corporation (the "Company"), and NBD BANK, a Michigan banking corporation with its principal office in Detroit, Michigan (the "Bank").


                                    RECITALS

     A. The Town of Hamilton, Indiana (the "Issuer"), pursuant to the provisions of Title 36, Article 7, Chapter 12 of the Indiana Code, as amended (the "Act"), issued $7,500,000 in aggregate principal amount of its Limited Obligation Industrial Development Revenue Bonds (Key Plastics, Inc. Project) dated August 1, 1989 (the "Bonds"), pursuant to a Trust Indenture dated as of August 1, 1989 (as amended, the "Indenture"), between the Issuer and Norwest Bank Indiana, National Association, as trustee (as successor trustee to Lincoln National Bank and Trust Company of Fort Wayne) (the "Trustee"), to finance the acquisition, construction and equipping of a manufacturing facility located in the Town of Hamilton, Indiana (the "Project"), pursuant to a Credit Agreement, dated as of August 1, 1989 (as amended, the "Bond Credit Agreement"), between the Issuer and the Company.

     B. The Bank has agreed, at the request of the Company, to issue an irrevocable transferable direct-pay letter of credit (as defined herein, the "Letter of Credit") for the account of the Company in favor of the Trustee to provide credit and liquidity support with respect to the Bonds in substitution for the Comerica Bank irrevocable letter of credit which currently secures the Bonds.

     C. This Agreement will constitute a "Letter of Credit application" and a "Letter of Credit Document" as referred to in that certain Credit Agreement dated as of March 24, 1997, by and among the Company, the lenders who are parties thereto (collectively, the "Lenders" and individually, a "Lender"), and NBD Bank, as agent for the Lenders, as the same may be amended or restated from time to time (the "Credit Agreement"), and the Letter of Credit when issued will constitute a "Bond L/C", a "Letter of Credit" and a "S/L/C" issued under and as defined in the Credit Agreement.

     D. The Bank and the Company desire to enter into this Agreement pursuant to Section 2.6(d) of the Credit Agreement to provide specific terms and conditions relating to the issuance of the Letter of Credit which will supplement the terms of the Credit Agreement.



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                                   AGREEMENT

     The Company and the Bank agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


     Section  1.01.  Definitions.   (a) Unless the context otherwise requires
or such terms are defined in this Agreement, terms defined in the Credit Agreement are used with the same meanings in this Agreement.

     (b) The following terms are used in this Agreement with the following respective meanings:

     "Bond Documents" means the Indenture, the Bond Loan Agreement, the Bonds, and the Mortgage, and any amendments thereto, and any other documents executed by the Company in connection with the Bonds.

     "Credit Documents" means this Agreement, the Letter of Credit and the Credit Agreement.

     "Date of Issuance" means the date on which all conditions precedent under
Article III hereof have been met or waived by the Bank, and on which the Letter of Credit is issued.

     "Drawing" shall mean a draft or other demand for payment presented by the Trustee under the Letter of Credit.

     "Drawing Date" means each date on which the Bank honors a Drawing.

     "Governmental Action" means any authorization, approval, consent, waiver, exception, license, filing, registration, permit, notarization, special lease or other requirement of any Governmental Person.

     "Governmental Person" means any foreign or domestic national, federal, state or local government, any political subdivision thereof, any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or any other regulatory bureau, authority, body or entity, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, any central bank and any comparable authority.

     "Lenders"  means the "Lenders" as defined in the Credit Agreement.


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     "Letter of Credit" means the irrevocable, transferable direct pay letter of credit issued by the Bank in favor of the Trustee substantially in the form of Exhibit A hereto, as the same may be extended or amended, or any letter of credit issued in replacement thereof in accordance with the terms hereof.

     "Letter of Credit Fees" means the fees to be paid by the Company in connection with the Letter of Credit as set forth in Section 2.3(b) of the Credit Agreement.

     "Mortgage" means the Mortgage and Security Agreement dated November 1, 1992 made by the Company in favor of Comerica Bank (as successor by merger to Manufacturers National Bank of Detroit) and the Issuer, which interests of the Issuer were assigned therein to the Trustee. The Mortgage is recorded at Mortgage Record 144, Page 375, Steuben County, Indiana Records.

     "Mortgage Assignment" means the Assignment of Mortgage and Security Agreement dated even date herewith made by Comerica Bank in favor of the Bank.

     "Mortgage Amendment" means the First Amendment to Mortgage dated even date herewith among the Trustee, the Company and the Bank whereby the parties acknowledge that the Bank has replaced Comerica Bank as a mortgagee and secured party under the Mortgage.

     "Obligations" means Letter of Credit Fees, and any and all obligations of the Company to reimburse the Bank for any Drawings under the Letter of Credit, and all other obligations of the Company to the Bank arising under or in relation to this Agreement or the other Credit Documents.

     "Person" means an individual, a corporation, a partnership, an association, a trust, a government, a political subdivision, a governmental agency or instrumentality, or any other entity or organization.

     "Related Documents" means the Bond Documents, the Credit Documents, and any other agreement or instrument related hereto or thereto.

     "Stated Amount" has the meaning set forth in the Letter of Credit.

     "Stated Expiration Date" means the date on which the Letter of Credit expires in accordance with its terms, which initially shall be August 15, 1999.

     "Trustee" means Norwest Bank Indiana, National Association, acting in its capacity as trustee under the Indenture, and any successor trustee thereunder.

     Section 1.02. Interpretation. In this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing all statutory provisions consolidating, amending or replacing the statute referred to; references in "writing" include printing, typing, lithography and other means of reproducing words in a

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tangible, visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), recitals, exhibits, annexes or schedules are to those of this Agreement unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and references to the parties and to Persons include their respective permitted successors and assigns and, in the case of Governmental Persons, Persons succeeding to their respective functions and capacities. References to the "Bonds" shall mean and include references to beneficial interests in the Bonds, as appropriate.


                                   ARTICLE II

                              THE LETTER OF CREDIT

     Section 2.01. Amount and Term of Letter of Credit. The Bank agrees to issue on the Date of Issuance, upon the terms, subject to satisfaction of the conditions and relying upon the representations and warranties set forth in this Agreement, the Letter of Credit in the amount of $2,567,364, effective on the Date of Issuance and expiring on the Stated Expiration Date. The Letter of Credit shall secure the payment of the principal of, and 210 days' interest on, the Bonds.

     Section 2.02. Letter of Credit Drawings. The Trustee is authorized to make drawings under the Letter of Credit in accordance with the terms thereof. The Company hereby directs the Bank to make payments under the Letter of Credit in the manner therein provided. The Company hereby irrevocably approves reductions and reinstatements of the Stated Amount as provided in the Letter of Credit.

     Section 2.03. Reimbursement; Interest; Fees. The Company shall reimburse the Bank for drawings under the Letter of Credit in accordance with the terms of the Credit Agreement. Interest and Letter of Credit Fees payable in connection with the Letter of Credit shall also be payable in accordance with the Credit Agreement.

     Section 2.04. Source of Funds. All payments made by the Bank pursuant to the Letter of Credit shall be made from funds of the Bank, and not from the funds of any other Person.

     Section 2.05. Letter of Credit Transfer Fee. The Company hereby agrees to pay or cause to be paid to the Bank on the date of any transfer of the Letter of Credit in accordance with its terms to a successor to the Trustee a transfer fee in the amount of $500 or, at the option of the Bank, such other amount as shall at the time of transfer be the charge that the Bank is making for transfers of similar letters of credit. The Bank agrees to notify the Company of any change in such charge.

     Section 2.06. Drawing Fees. The Company hereby agrees to pay to the Bank, not later than the one Business Day following each Drawing by the Trustee under the Letter of Credit, the

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sum of $100 or, at the option of the Bank, such other amount as shall at the time of such Drawing be the charge that the Bank is making for drawings on similar letters of credit, or such other amount agreed upon by the Bank and the Company. The Bank agrees to notify the Company of any change in such charge.

     Section   2.07.   Conditions Precedent.   The obligation of the Bank to
issue the Letter of Credit is subject to the conditions precedent described in
Section 2.6 of the Credit Agreement and the following additional conditions precedent:

     (a) Documents. On or before the Date of Issuance, the Bank shall have received the following documents in form and substance satisfactory to the Bank.

     (i) Mortgage Assignment and Mortgage Amendment. The Mortgage Assignment and Mortgage Amendment duly executed by the parties thereto, together with any UCC financing statements required to assign the security interests of Comerica Bank to the Bank.

     (ii) Bond Documents.  Executed copies of the Bond Documents.

     (iii) Opinions. The favorable written opinion of Counsel to the Company as to such matters as the Bank may reasonably request.

     (b) Commitment Fee. The Bank shall have received the Letter of Credit Fees described in Section 2.3(b) of the Credit Agreement.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Company's Representations. In order to induce the Bank to enter into this Agreement, the Company represents and warrants as of the Date of Issuance that:

     (a) Incorporation of Representations and Warranties from the Credit Agreement. The representation and warranties made by the Company in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Date of Issuance with the same force and effect as if made on and as of the Date of Issuance.

     (b) Validity and Binding Nature. The Company has the power to execute, deliver and perform this Agreement and the other Related Documents to which it is a party, and to request the issuance of, and act as account party under, the Letter of Credit; and when executed and delivered, this Agreement and such other Related Documents will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms; provided, however, that this representation with respect to enforceability is limited by

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bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

     (c) Due Authorization. The execution, delivery and performance by the Company of this Agreement, the Credit Documents and the Related Documents to which the Company is a party, and the requesting of the Letter of Credit hereunder, have been duly authorized by all required corporate action on the part of the Company and will not, and the form and purpose of the Letter of Credit will not, violate any provisions of law, any order of any court or arbitrator, or any other Governmental Person, applicable to the Company or the organizational documents or by-laws of the Company.

     (d) Conflicting Instruments; No Default. The execution, delivery and performance of this Agreement, the Credit Documents and the Related Documents to which the Company is a party, and the requesting of the Letter of Credit hereunder, will not violate any provisions of any indenture, agreement or other instrument to which the Company or any of its properties or assets are bound or subject, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or the lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or impositions of any lien upon any of the properties or assets of the Company, and no Unmatured Event or Event of Default hereunder has occurred and is continuing.

     (e) Authorization and Consents. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with any court or Governmental Person is necessary for the valid execution and delivery of this Agreement, the Credit Documents or the Related Documents to which the Company is a party.


                                   ARTICLE IV

                             DEFAULTS AND REMEDIES

     Section 4.01. Event of Default and Remedies. If any of the following event shall occur, each such event shall be an "Event of Default":

           (a) any material representation or warranty made by the Company in this Agreement (or incorporated herein by reference) or in any of the other Related Documents or in any certificate, document, instrument, opinion or financial or other statement contemplated by or made or delivered pursuant to or in connection with Agreement or with any of the other Related Documents, shall prove to have been incorrect, incomplete or misleading in any material respect;

           (b) any "event of default" shall have occurred (after any applicable grace periods) under any of the Related Documents (as defined respectively therein); or


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           (c) default in the due observance or performance by the Company of any other term, covenant or agreement set forth in this Agreement and the continuance of such default for 30 days after the occurrence thereof.

     Section 4.02. Remedies. In addition to the remedies otherwise described in the Credit Agreement or in any other Related Document, upon the occurrence of an Event of Default hereunder, the Bank may, at the direction of the Required Lenders, exercise one or more of the following rights and remedies:
(a) give notice of the occurrence of an Event of Default hereunder to the Trustee directing an acceleration of the Bonds pursuant to Section 701(f) of the Indenture, or (b) pursue any rights and remedies provided to the Bank under the Restated Documents.


                                   ARTICLE V

                          LETTER OF CREDIT AN ADVANCE
                              UNDER LOAN AGREEMENT

     Section 5.01. Letter of Credit an Advance under Credit Agreement. The Company and the Bank acknowledge and agree that (a) the Bank is serving as an "Agent" on behalf of the Lenders under the Credit Agreement in connection with the issuance of the Letter of Credit, (b) the Letter of Credit will be issued pursuant to Section 2.4 of the Credit Agreement and participated in by the Lenders pursuant to the terms of the Credit Agreement, (c) the issuance of the Letter of Credit constitutes a "Letter of Credit Advance" as such term is defined in the Credit Agreement, and (d) the Letter of Credit constitutes a "Bond L/C" and a "Letter of Credit" as those terms are defined in the Credit
Agreement.   This Agreement is intended to supplement the Credit Agreement and the Bank and the Company agree that the covenants and agreements contained herein are in addition to and not in substitution for the covenants and agreements contained in the Credit Agreement.


                                   ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. Waivers. No failure to exercise and no delay on the part of the Bank in exercising any power or right in connection herewith or under any of the other Related Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Company and the Bank shall operate as a waiver of any right of the Bank. No modification or waiver of any provision of this Agreement or any other Related Document nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person or entity against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.


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     Section   6.02.   Waiver of Jury Trial.  The Bank and the Company, after
consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of either of them. Neither the Bank nor the Company shall seek to consolidate, by counterclaim or otherwise, any such actin in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Company except by a written instrument executed by both of them.

     Section 6.03. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF MICHIGAN (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW); AND THE LETTER OF CREDIT SHALL BE ISSUED SUBJECT TO, AND BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) ICC PUBLICATION NO. 500, EXCEPT FOR ARTICLES 48(f) AND 48(g), AND, TO THE EXTENT NOT INCONSISTENT WITH SAID UNIFORM CUSTOMS AND PRACTICE, SHALL BE GOVERNED BY THE LAW OF THE STATE OF MICHIGAN, INCLUDING ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF MICHIGAN.

     Section 6.04. Notices. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in compliance with the provisions of Section 8.2 of the Credit Agreement.

     Section 6.05. Benefits of Agreement. This Agreement is a continuing obligation and binds, and the benefits hereof shall inure to, the Company and the Bank and their respective successors and assigns, provided that the Company may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Bank.

     Section 6.06. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 6.07. Parties; No Third-Party Beneficiaries. This Agreement, the other and the Related Documents shall be binding upon, and inure to the benefit of, the successors of the Bank, the permitted successors of the Company, the assigns, transferees and endorsees of the Bank, the Agent, and the Lenders. No other person or entity shall be deemed to be a third-party beneficiary of any of the provisions of this Agreement or such other documents or otherwise have any rights by reason of any provision of this Agreement, or such other documents.


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                           KEY PLASTICS, INC.


                                           By: _______________________________

                                               Its:___________________________


                                           NBD BANK


                                           By:________________________________

                                                Teresa A. Kalil
                                                Its: Vice President











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                                                                  EXECUTION COPY


                      STANDBY LETTER OF CREDIT APPLICATION
                          AND REIMBURSEMENT AGREEMENT

                      (Plymouth Township, Michigan Bonds)



     THIS STANDBY LETTER OF CREDIT APPLICATION AND REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of March 24, 1997, between KEY PLASTICS, INC., a Michigan corporation (the "Company"), and NBD BANK, a Michigan banking corporation with its principal office in Detroit, Michigan (the "Bank").


                                    RECITALS

     A. The Economic Development Corporation of the Charter Township of Plymouth (the "Issuer"), pursuant to the provisions of Act No. 338, Public Laws of Michigan, 1984, as amended (the "Act"), issued $4,500,000 in aggregate principal amount of its Floating Rate Monthly Demand Economic Development Revenue Bonds (Key International Manufacturing, Inc. Project), Series 1984 (the "Bonds"), pursuant to a Trust Indenture dated as of June 1, 1984 (as amended, the "Indenture"), between the Issuer and First Trust National Association, as trustee (as successor trustee to Comerica Bank-Detroit) (the "Trustee"), to finance the acquisition, construction and equipping of a manufacturing facility located in Plymouth Township, Michigan (the "Project"), pursuant to a Credit Agreement, dated as of June 1, 1984 (as amended, the "Bond Credit Agreement"), between the Issuer and the Company.

     B. The Bank has agreed, at the request of the Company, to issue an irrevocable transferable direct-pay letter of credit (as defined herein, the "Letter of Credit") for the account of the Company in favor of the Trustee to provide credit and liquidity support with respect to the Bonds in substitution for the Comerica Bank irrevocable letter of credit which currently secures the Bonds.

     C. This Agreement will constitute a "Letter of Credit application" and a "Letter of Credit Document" as referred to in that certain Credit Agreement dated as of March 24, 1997, by and among the Company, the lenders who are parties thereto (collectively, the "Lenders" and individually, a "Lender"), and NBD Bank, as agent for the Lenders, as the same may be amended or restated from time to time (the "Credit Agreement"), and the Letter of Credit when issued will constitute a "Bond L/C", a "Term Facility A Letter of Credit" and a "S/L/C" issued under and as defined in the Credit Agreement.

     D. The Bank and the Company desire to enter into this Agreement pursuant to Section 2.6(d) of the Credit Agreement to provide specific terms and conditions relating to the issuance of the Letter of Credit which will supplement the terms of the Credit Agreement.



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                                   AGREEMENT

     The Company and the Bank agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


     Section  1.01.  Definitions.   (a) Unless the context otherwise requires
or such terms are defined in this Agreement, terms defined in the Credit Agreement are used with the same meanings in this Agreement.

     (b) The following terms are used in this Agreement with the following respective meanings:

     "Bond Documents" means the Indenture, the Bond Loan Agreement, the Bonds, the Security Agreement, and the Mortgage, and any amendments thereto, and any other documents executed by the Company in connection with the Bonds.

     "Credit Documents" means this Agreement, the Letter of Credit, the Pledge Agreement, and the Credit Agreement.

     "Date of Issuance" means the date on which all conditions precedent under
Article III hereof have been met or waived by the Bank, and on which the Letter of Credit is issued.

     "Drawing" shall mean a draft or other demand for payment presented by the Trustee under the Letter of Credit.

     "Drawing Date" means each date on which the Bank honors a Drawing.

     "Governmental Action" means any authorization, approval, consent, waiver, exception, license, filing, registration, permit, notarization, special lease or other requirement of any Governmental Person.

     "Governmental Person" means any foreign or domestic national, federal, state or local government, any political subdivision thereof, any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or any other regulatory bureau, authority, body or entity, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, any central bank and any comparable authority.

     "Lenders"  means the "Lenders" as defined in the Credit Agreement.


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     "Letter of Credit" means the irrevocable, transferable direct pay letter of credit issued by the Bank in favor of the Trustee substantially in the form of Exhibit A hereto, as the same may be extended or amended, or any letter of credit issued in replacement thereof in accordance with the terms hereof.

     "Letter of Credit Fees" means the fees to be paid by the Company in connection with the Letter of Credit as set forth in Section 2.3(b) of the Credit Agreement.

     "Mortgage" means the Mortgage and Security Agreement dated as of December 1, 1987 made by the Company in favor of Comerica Bank (as successor by merger to Manufacturers National Bank of Detroit) and the Issuer, which interests of the Issuer were assigned therein to the Trustee. The Mortgage was recorded on December 23, 1987 at Liber 23562, Page 754, Wayne County, Michigan Records.

     "Mortgage and Security Agreement Assignment" means the Assignment of Mortgage and Security Agreement dated even date herewith made by Comerica Bank in favor of the Bank.

     "Mortgage Amendment" means the First Amendment to Mortgage dated even date herewith among the Trustee, the Company and the Bank whereby the parties acknowledge that the Bank has replaced Comerica Bank as a mortgagee and secured party under the Mortgage.

     "Obligations" means Letter of Credit Fees, and any and all obligations of the Company to reimburse the Bank for any Drawings under the Letter of Credit, and all other obligations of the Company to the Bank arising under or in relation to this Agreement or the other Credit Documents.

     "Person" means an individual, a corporation, a partnership, an association, a trust, a government, a political subdivision, a governmental agency or instrumentality, or any other entity or organization.

     "Pledge Agreement" means the Pledge and Security Agreement dated as of even date herewith among the Company, the Trustee and the Bank, as it may be amended or restated.

     "Related Documents" means the Bond Documents, the Credit Documents, and any other agreement or instrument related hereto or thereto.

     "Security Agreement" means the Security Agreement dated as of December 1, 1987 made by the Company in favor of Comerica Bank (as successor by merger to Manufacturers National Bank of Detroit) and the Trustee.

     "Security Agreement Amendment" means the First Amendment to Security Agreement dated even date herewith among the Trustee, the Company and the Bank whereby the parties acknowledge that the Bank has replaced Comerica Bank as a secured party under the Security Agreement.


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     "Stated Amount" has the meaning set forth in the Letter of Credit.

     "Stated Expiration Date" means the date on which the Letter of Credit expires in accordance with its terms, which initially shall be July 15, 1998.

     "Trustee" means First Trust National Association (as successor trustee to Comerica Bank-Detroit), acting in its capacity as trustee under the Indenture, and any successor trustee thereunder.

     Section 1.02. Interpretation. In this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing all statutory provisions consolidating, amending or replacing the statute referred to; references in "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), recitals, exhibits, annexes or schedules are to those of this Agreement unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and references to the parties and to Persons include their respective permitted successors and assigns and, in the case of Governmental Persons, Persons succeeding to their respective functions and capacities. References to the "Bonds" shall mean and include references to beneficial interests in the Bonds, as appropriate.


                                   ARTICLE II

                              THE LETTER OF CREDIT

     Section 2.01. Amount and Term of Letter of Credit. The Bank agrees to issue on the Date of Issuance, upon the terms, subject to satisfaction of the conditions and relying upon the representations and warranties set forth in this Agreement, the Letter of Credit in the amount of $3,696,165, effective on the Date of Issuance and expiring on the Stated Expiration Date. The Letter of Credit shall secure the payment of the principal of, and 65 days' interest on, the Bonds at a maximum interest rate of 15% per annum.

     Section 2.02. Letter of Credit Drawings. The Trustee is authorized to make drawings under the Letter of Credit in accordance with the terms thereof. The Company hereby directs the Bank to make payments under the Letter of Credit in the manner therein provided. The Company hereby irrevocably approves reductions and reinstatements of the Stated Amount as provided in the Letter of Credit.

     Section 2.03. Reimbursement; Interest; Fees. The Company shall reimburse the Bank for drawings under the Letter of Credit in accordance with the terms of the Credit Agreement.

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Interest and Letter of Credit Fees payable in connection with the Letter of
Credit shall also be payable in accordance with the Credit Agreement.

     Section 2.04. Source of Funds. All payments made by the Bank pursuant to the Letter of Credit shall be made from funds of the Bank, and not from the funds of any other Person.

     Section 2.05. Letter of Credit Transfer Fee. The Company hereby agrees to pay or cause to be paid to the Bank on the date of any transfer of the Letter of Credit in accordance with its terms to a successor to the Trustee a transfer fee in the amount of $500 or, at the option of the Bank, such other amount as shall at the time of transfer be the charge that the Bank is making for transfers of similar letters of credit. The Bank agrees to notify the Company of any change in such charge.

     Section 2.06. Drawing Fees. The Company hereby agrees to pay to the Bank, not later than the one Business Day following each Drawing by the Trustee under the Letter of Credit, the sum of $100 or, at the option of the Bank, such other amount as shall at the time of such Drawing be the charge that the Bank is making for drawings on similar letters of credit, or such other amount agreed upon by the Bank and the Company. The Bank agrees to notify the Company of any change in such charge.

     Section   2.07.   Conditions Precedent.   The obligation of the Bank to
issue the Letter of Credit is subject to the conditions precedent described in
Section 2.6 of the Credit Agreement and the following additional conditions precedent:

     (a) Documents. On or before the Date of Issuance, the Bank shall have received the following documents in form and substance satisfactory to the Bank.

          (i) Mortgage and Security Agreement Assignment and Amendment. The Mortgage and Security Agreement Assignment, the Mortgage Amendment, and the Security Agreement Amendment duly executed by the parties thereto, together with any UCC financing statements required to assign the security interests of Comerica Bank to the Bank.

          (ii) Pledge Agreement. The Pledge Agreement duly executed by the parties thereto and evidence of the discharge of the related Comerica Bank pledge agreement and reimbursement agreement.

          (iii) Bond Documents.  Executed copies of the Bond Documents.

          (iv) Opinions. The favorable written opinion of Counsel to the Company as to such matters as the Bank may reasonably request.

     (b) Commitment Fee. The Bank shall have received the Letter of Credit Fees described in Section 2.3(b) of the Credit Agreement.

     Section 2.08. Extension of the Letter of Credit. Subject to the terms and conditions of the Credit Agreement, the Stated Expiration Date of the Letter of Credit may be extended from time to time and each time for a period of one year. Pursuant to the terms of the Letter of Credit, the Letter of Credit will be automatically extended for an additional one year period on each July 15, commencing July 15, 1998 through and including July 15, 2002 (each an "Extension Date"), unless the Bank, at its sole discretion notifies the Trustee in writing at least 60 days prior to the then applicable Extension Date that the Bank will not renew the Letter of Credit beyond its then current stated Expiration Date. The Company may direct the Bank not to renew the Letter of Credit at any time, so long as such direction is received by the Bank in a timely manner. Notwithstanding the foregoing, the Stated Expiration Date shall not be extended beyond July 15, 2003. No extension of the Letter of Credit shall in any way limit or otherwise affect the remedies of the Bank upon an Event of Default as set forth in Section 5.01 hereof or available to the Bank under the Credit Agreement or any of the other Related Documents.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Company's Representations. In order to induce the Bank to enter into this Agreement, the Company represents and warrants as of the Date of Issuance that:

     (a) Incorporation of Representations and Warranties from the Credit Agreement. The representation and warranties made by the Company in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Date of Issuance with the same force and effect as if made on and as of the Date of Issuance.

     (b) Validity and Binding Nature. The Company has the power to execute, deliver and perform this Agreement and the other Related Documents to which it is a party, and to request the issuance of, and act as account party under, the Letter of Credit; and when executed and delivered, this Agreement and such other Related Documents will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms; provided, however, that this representation with respect to enforceability is limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights.

     (c) Due Authorization. The execution, delivery and performance by the Company of this Agreement, the Credit Documents and the Related Documents to which the Company is a party, and the requesting of the Letter of Credit hereunder, have been duly authorized by all required corporate action on the part of the Company and will not, and the form and purpose of the Letter of Credit will not, violate any provisions of law, any order of any court or arbitrator, or any other Governmental Person, applicable to the Company or the organizational documents or by-laws of the Company.

     (d) Conflicting Instruments; No Default. The execution, delivery and performance of this Agreement, the Credit Documents and the Related Documents to which the Company is a party, and the requesting of the Letter of Credit hereunder, will not violate any provisions of any indenture, agreement or other instrument to which the Company or any of its properties or assets are bound or subject, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or the lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or impositions of any lien upon any of the properties or assets of the Company, and no Unmatured Event or Event of Default hereunder has occurred and is continuing.

     (e) Authorization and Consents. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with any court or Governmental Person is necessary for the valid execution and delivery of this Agreement, the Credit Documents or the Related Documents to which the Company is a party.


                                   ARTICLE IV

                             DEFAULTS AND REMEDIES

     Section 4.01. Event of Default and Remedies. If any of the following event shall occur, each such event shall be an "Event of Default":

           (a) any material representation or warranty made by the Company in this Agreement (or incorporated herein by reference) or in any of the other Related Documents or in any certificate, document, instrument, opinion or financial or other statement contemplated by or made or delivered pursuant to or in connection with Agreement or with any of the other Related Documents, shall prove to have been incorrect, incomplete or misleading in any material respect;

           (b) any "event of default" shall have occurred (after any applicable grace periods) under any of the Related Documents (as defined respectively therein); or

           (c) default in the due observance or performance by the Company of any other term, covenant or agreement set forth in this Agreement and the continuance of such default for 30 days after the occurrence thereof.

     Section 4.02. Remedies. In addition to the remedies otherwise described in the Credit Agreement or in any other Related Document, upon the occurrence of an Event of Default hereunder, the Bank may, at the direction of the Required Lenders, exercise one or more of the following rights and remedies:
(a) give notice of the occurrence of an Event of Default hereunder to the Trustee directing an acceleration of the Bonds pursuant to Section 9.01(e) of the Indenture, or (b) pursue any rights and remedies provided to the Bank under the Restated Documents.

                                   ARTICLE V

                          LETTER OF CREDIT AN ADVANCE
                              UNDER LOAN AGREEMENT

     Section 5.01. Letter of Credit an Advance under Credit Agreement. The Company and the Bank acknowledge and agree that (a) the Bank is serving as an "Agent" on behalf of the Lenders under the Credit Agreement in connection with the issuance of the Letter of Credit, (b) the Letter of Credit will be issued pursuant to Section 2.4 of the Credit Agreement and participated in by the Lenders pursuant to the terms of the Credit Agreement, (c) the issuance of the Letter of Credit constitutes a "Letter of Credit Advance" as such term is defined in the Credit Agreement, and (d) the Letter of Credit constitutes a "Bond L/C" and a "Letter of Credit" as those terms are defined in the Credit
Agreement.   This Agreement is intended to supplement the Credit Agreement and the Bank and the Company agree that the covenants and agreements contained herein are in addition to and not in substitution for the covenants and agreements contained in the Credit Agreement.


                                   ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. Waivers. No failure to exercise and no delay on the part of the Bank in exercising any power or right in connection herewith or under any of the other Related Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Company and the Bank shall operate as a waiver of any right of the Bank. No modification or waiver of any provision of this Agreement or any other Related Document nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person or entity against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     Section 6.02. Waiver of Jury Trial. The Bank and the Company, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of either of them. Neither the Bank nor the Company shall seek to consolidate, by counterclaim or otherwise, any such actin in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Company except by a written instrument executed by both of them.

     Section 6.03. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF MICHIGAN (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW); AND THE LETTER OF CREDIT SHALL BE ISSUED SUBJECT TO, AND BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) ICC PUBLICATION NO. 500, EXCEPT FOR ARTICLES 48(f) AND 48(g), AND, TO THE EXTENT NOT INCONSISTENT WITH SAID UNIFORM CUSTOMS AND PRACTICE, SHALL BE GOVERNED BY THE LAW OF THE STATE OF MICHIGAN, INCLUDING ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF MICHIGAN.

     Section 6.04. Notices. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in compliance with the provisions of Section 8.2 of the Credit Agreement.

     Section 6.05. Benefits of Agreement. This Agreement is a continuing obligation and binds, and the benefits hereof shall inure to, the Company and the Bank and their respective successors and assigns, provided that the Company may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Bank.

     Section 6.06. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 6.07. Parties; No Third-Party Beneficiaries. This Agreement, the other and the Related Documents shall be binding upon, and inure to the benefit of, the successors of the Bank, the permitted successors of the Company, the assigns, transferees and endorsees of the Bank, the Agent, and the Lenders. No other person or entity shall be deemed to be a third-party beneficiary of any of the provisions of this Agreement or such other documents or otherwise have any rights by reason of any provision of this Agreement, or such other documents.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                           KEY PLASTICS, INC.



                                           By:_______________________________

                                                Its:_________________________



                                           NBD BANK



                                           By:_______________________________

                                                Teresa A. Kalil
                                                Its:  Vice President

                                  EXHIBIT A

                                  NBD BANK
                             611 WOODWARD AVENUE
                           DETROIT, MICHIGAN 48226

                        IRREVOCABLE LETTER OF CREDIT
                                   NO. 512


                               MARCH 24, 1997



First Trust National Association
411 West Lafayette, 4th Floor
Detroit, Michigan 48226
Attention:  Corporate Trust Department

Ladies and Gentlemen:

          We hereby establish, at the request and for the account of Key Plastics, Inc., a Michigan corporation (the "Company"), in your favor, as Trustee under the Trust Indenture, dated as of June 1, 1984 (the "Indenture"), between the Economic Development Corporation of the Charter Township of Plymouth (the "Issuer") and you, pursuant to which $4,500,000 in aggregate principal amount of the Floating Rate Monthly Demand Economic Development Revenue Bonds (Key International Manufacturing, Inc. Project), Series 1984 (the "Bonds"), are being issued, our Irrevocable Letter of Credit No. 512, in the amount not to exceed $3,696,165 (representing the principal amount of the Bonds ($3,600,000) plus 65 days' interest thereon at a maximum rate of 15% per annum as more fully described below) effective immediately and expiring on July 15, 1998, or such later date to which the Stated Expiration Date has been extended in accordance with the terms hereof (the "Stated Expiration Date").

          We hereby irrevocably authorize you to draw on us, in accordance with your draft payable one Business Day (as hereinafter defined) after sight, drawn on us, and accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto (such draft being your "Interest Draft"), an amount not to exceed $96,165 (representing 65 days' interest on the Bonds at a maximum rate of 15% per annum), subject to reduction or reinstatement, if applicable, as hereinafter provided, (2) in one or more drawings by your draft or drafts payable one Business Day after sight, drawn on us, and, for each such drawing, accompanied by your written and completed certificate signed by you in substantially the form of Annex B attached hereto (any such draft being your "Principal Draft"), an aggregate amount not to exceed $3,600,000, subject to reduction as hereinafter provided, (3) in one or more drawings by your draft or drafts payable one Business Day (or in certain circumstances as described herein on the same Business Day) after sight, drawn on us, and, for each such drawing, accompanied by your written and completed certificate signed by you in substantially the form of Annex C attached hereto (any such draft being your "Bond Purchase Draft"), an aggregate amount not to exceed $3,696,165 (representing the principal amount of the Bonds plus 65 days' interest coverage at a maximum rate of 15% per annum), subject to reduction or reinstatement, if applicable, as hereinafter provided, and (4) in a single drawing by your draft payable one Business Day after sight, drawn on us, and accompanied by your written and completed certificate signed by you in substantially the form of Annex D attached hereto (such draft being your "Final Draft"), an amount not to exceed $3,696,165 (representing the principal amount of the Bonds plus 65 days' interest coverage at a maximum rate of 15% per annum), as hereinafter provided. Any such draft, with the accompanying certificate, drawn in strict conformity with the terms and conditions of this Letter of Credit and presented at our office as hereinafter set forth prior to 12:00 noon (Detroit, Michigan time) on any Business Day shall be honored by us before 12:00 noon (Detroit, Michigan time) on the next (or in the case of presentation after 12:00 noon, Detroit, Michigan time, the second next) Business Day thereafter in accordance with your payment instructions; provided, however, that any Bond Purchase Draft, with the accompanying certificate, drawn in strict conformity with the terms and conditions of this Letter of Credit and presented at our office as hereinafter set forth prior to 11:00 a.m. (Detroit, Michigan time) on any Business Day shall be honored by us before 2:00 p.m. (Detroit, Michigan time) on the same (or in the case of a presentation after 11:00 a.m., Detroit, Michigan time, on the next) Business Day if specified in your payment instructions. Notwithstanding any other provision of this Letter of Credit, you are not authorized to draw on us hereunder with respect to any payment of principal of or interest on any Pledged Bonds (as defined in the Indenture).

          If you shall draw on us by your Interest Draft and shall have received from us within 15 calendar days from the date of our honoring such Interest Draft a written direction under Section 601(f) of the Indenture to declare the Bonds immediately due and payable because of the occurrence of an Event of Default as defined in the Credit Agreement dated as of March 24, 1997, among the Company, the party lenders thereto, and NBD Bank, as agent for the lenders (as it may be amdned or restated from time to time, the "Credit Agreement"), your right to draw on us in multiple drawings by your Bond Purchase Draft(s) or in a single drawing by your Final Draft shall be reduced by the amount of such Interest Draft. Your right to draw on us by your Interest Draft(s) shall also be reduced by the amount of any drawing or drawings theretofore made on us by your Bond Purchase Draft(s) and attributable to interest on the Bonds, unless reinstated. Your right to draw on us by your Principal Draft(s), your Bond Purchase Draft(s) and your Final Draft shall also be reduced by the amount of any drawing or drawings theretofore made on us by your Principal Draft(s) and, unless reinstated, your Bond Purchase Draft(s).

          If you shall draw on us by your Interest Draft and shall not have received from us within 15 calendar days from the date of our honoring such Interest Draft a written direction under Section 9.01(e) of the Indenture to declare the Bonds immediately due and payable because of the occurrence of an Event of Default as defined in the Reimbursement Agreement, your right to draw on us in a single drawing by your Interest Draft under clause (1) above shall be automatically and irrevocably reinstated and, effective the 16th calendar day from the date of

                          NBD LETTER OF CREDIT NO. 512
our honoring such Interest Draft, you shall again be irrevocably authorized to draw on us in accordance with clause (1) and the other terms and conditions referred to or set forth above, in a drawing by your Interest Draft; and this automatic reinstatement of your right to draw on us by your Interest Draft under clause (1) above shall be applicable to successive drawings by your Interest Drafts under clause (1) so long as this Letter of Credit shall not have terminated as set forth below.

          If you shall draw on us by your Bond Purchase Draft and thereafter you shall receive and confirm to us by telephone that you hold in trust for our account collected and immediately available funds constituting the proceeds of the remarketing of all or a portion of the Bonds tendered to you for purchase in accordance with the terms of the Indenture, such confirmation shall automatically reinstate your right to draw on us (i) by your Interest Draft under clause (1) above in the amount of the drawing made on us by such Bond Purchase Draft and attributable to interest on the Bonds that have been remarketed and for which you are holding proceeds, (ii) by your Principal Draft(s) under clause (2) above, in the amount of the drawing made on us by such Bond Purchase Draft and attributable to principal on the Bonds that have been remarketed and for which you are holding proceeds and (iii) by your Bond Purchase Draft(s) under clause (3) above and your Final Draft under clause (4) above, in the amount of the drawing made on us by such Bond Purchase Draft and attributable to the Bonds that have been remarketed and for which you are holding proceeds. Upon the resale and delivery of the Bonds in such amount under the Indenture and your telephonic confirmation to us, you shall again be irrevocably authorized to draw on us in accordance with clauses (1) through (4) in the second paragraph hereof, and the other terms and conditions referred to or set forth above, in a single or multiple drawing as set forth above; and this automatic reinstatement of your right to draw on us shall be applicable to successive drawings hereunder so long as this Letter of Credit shall not have been terminated as set forth below. We shall thereafter promptly confirm such reinstatement in writing, but such written confirmation to you by us shall not be required to effect such reinstatement.

          Subject to the provisions set forth above for reinstatement of amounts drawn under the Letter of Credit by your Interest Draft(s) and Bond Purchase Draft(s), drawings under the Letter of Credit honored by us shall not, in the aggregate, exceed the face amount of this Letter of Credit as reduced from time to time as hereinabove provided.

          Funds under this Letter of Credit are available to you against (1) your Interest Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto, (2) your Principal Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex B attached hereto, (3) your Bond Purchase Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex C attached hereto, and (4) your Final Draft accompanied by your written and completed certificate signed by you in substantially the form of Annex D attached hereto. To the extent that amounts are available to be drawn by your Interest Draft, such Interest Draft may be presented together with your Principal Draft (but not your Final Draft). Each such draft shall include thereon a reference to the number of this Letter of Credit and each such draft and certificate shall be dated the date of its presentation and shall be presented at our

                          NBD LETTER OF CREDIT NO. 512
office located at 611 Woodward Avenue, Detroit, Michigan, 48226 or if delivered via tested telex, to telex number 4320060, Answerback: NationBank DET, or if delivered via facsimile, to facsimile number (313) 225-4533, in each case to the attention of Capital Markets Division -- Revenue Bond Group, or at any other office in Detroit, Michigan which may be designated by us by written notice delivered to you three Business Days preceding the date on which such change of address shall be effective; provided, that any draft and certificate presented by telex or facsimile shall be simultaneously confirmed with our office by telephone at (313) 225-2387 (or such other phone number as we may designate) and an original executed copy of such draft and certificate shall be forwarded to us promptly by first class mail or overnight mail. If requested by you, payment under this Letter of Credit may be made by wire transfer or by deposit of immediately available funds into a designated account that you maintain with us. We agree that all payments made by us hereunder will be made with our own funds.

          This Letter of Credit shall automatically terminate upon the earliest to occur of (i) our honoring your Final Draft hereunder, or (ii) your surrendering this Letter of Credit to us for cancellation as a result of (A) the payment in full of the Bonds pursuant to the provisions of the Indenture, or (B) the acceptance by you of an Alternate Letter of Credit (as defined in the Indenture), as certified by you to us, or (iii) the Stated Expiration Date, or
(iv) the Business Day following the date on which the interest rate on the Bonds has been converted to a Fixed Interest Rate (as defined in the Indenture) unless waived in writing by us prior to such date, or (v) the fifteenth calendar day following delivery to you of a direction by us under Section 9.01(e) of the Indenture to declare the Bonds immediately due and payable which has not been rescinded.

          If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt written notice that the demand was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefore and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the demand was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are able to do so in accordance with terms of this Letter of Credit and within the expiration date of the Letter of Credit.

          Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 611 Woodward Avenue, Detroit, Michigan,
Attention: Capital Markets Division -- Revenue Bond Group, or, if sent to us by tested telex to No. 4320060; Answerback: NationBank DET, and specifically referring to the number of this Letter of Credit. The term "Business Day" as used herein shall mean any day other than (i) a Saturday, (ii) a Sunday, (iii) a day on which banking institutions in the city in which the principal corporate trust office of the Trustee (or its bond registrar, paying agent or tender agent offices) is located or the principal office of the Remarketing Agent (as defined in the Indenture) is located or the office of NBD Bank at which action is to be taken to realize moneys under this Letter of Credit are required or authorized by law or executive order to be closed, or (iv) a day on which the New York Stock Exchange is closed.


                          NBD LETTER OF CREDIT NO. 512

          This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") with the exceptions of Articles 48(f) and 48(g) thereof. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Michigan and shall, as to matters not governed by the Uniform Customs, be governed by and constructed in accordance with the laws of the State of Michigan, including the Uniform Commercial Code as in effect in the State of Michigan.

          This Letter of Credit is transferable to any transferee who has succeeded you as Trustee under the Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a written and completed certificate signed by you substantially in the form of Annex E attached hereto. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee in the form of this Letter of Credit.

          On each July 15, commencing July 15, 1998 through and including July 15, 2002 (each an "Extension Date"), this Letter of Credit will be extended for an additional period of one year beyond the original or any extended Stated Expiration Date (so that on each Extension Date this Letter of Credit will always have a remaining term of one year), unless we notify you at least 60 days prior to the then applicable Extension Date by a certificate in the form of the attached Annex F that this Letter of Credit will not be extended beyond its then applicable Stated Expiration Date. Such notice may be given in our sole discretion. Notwithstanding the foregoing, the Stated Expiration Date shall not be extended beyond July 15, 2003.

          This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), other than the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

                                      Very truly yours,

                                      NBD BANK


                                      By:_____________________________
                                           Teresa A. Kalil
                                           Its:  Vice President


                          NBD LETTER OF CREDIT NO. 512

                                   ANNEX A

                    CERTIFICATE FOR DRAWING IN CONNECTION
                     WITH THE PAYMENT OF INTEREST ON THE
                     ECONOMIC DEVELOPMENT CORPORATION OF
                  THE CHARTER TOWNSHIP OF PLYMOUTH FLOATING
                  RATE MONTHLY DEMAND ECONOMIC DEVELOPMENT
               REVENUE BONDS (KEY INTERNATIONAL MANUFACTURING
                         INC. PROJECT), SERIES 1984


          The undersigned, a duly authorized officer of First Trust National Association, a national banking association (acting in its capacity as trustee under the Indenture, the "Trustee"), hereby certifies to NBD Bank, a Michigan banking corporation (the "Bank"), with reference to Irrevocable Letter of Credit No. 512 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

               (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

               (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, pursuant to the terms of the Indenture, of interest on the Bonds.

               (3) The amount of the Interest Draft accompanying this Certificate is $__________, being drawn in respect of such interest, and does not include any amount of interest on the Bonds included in any Interest Draft or Bond Purchase Draft (that has not been reinstated) presented to you and not dishonored by you on or prior to the date of presentation hereof.

               (4) [The Interest Draft accompanying this Certificate is the first Interest Draft presented by the Trustee under the Letter of Credit.](1) [The Interest Draft last presented by the Trustee under the Letter of Credit was honored by you on ________________, 19__, and the Trustee did not within 15 calendar days after such date receive a written direction from you under Section 9.01(e) of the Indenture to accelerate and declare the Bonds immediately due and payable because of the occurrence and continuance of an Event of Default as defined in the Credit Agreement.](2)

               (5) The amount of the Interest Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture. Such amount does not include any amount in respect of Pledged Bonds and does not exceed the amount available to be drawn by an Interest Draft under the Letter of Credit.

(1)To be used in the Certificate relating to the first Interest Draft only.

(2)To be used in each Certificate relating to each Interest Draft other than the first Interest Draft.

               (6) This Certificate and the Interest Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which interest on the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

          All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the _____ day of _______________, ____.


                                      FIRST TRUST NATIONAL ASSOCIATION
                                      as Trustee


                                      By:_______________________________
                                           Its: Authorized Officer






                              INTEREST CERTIFICATE
                                      -2 -

                                   ANNEX B

                 CERTIFICATE FOR DRAWING IN CONNECTION WITH
                   THE PAYMENT OF UNPAID PRINCIPAL OF THE
                     ECONOMIC DEVELOPMENT CORPORATION OF
                  THE CHARTER TOWNSHIP OF PLYMOUTH FLOATING
                  RATE MONTHLY DEMAND ECONOMIC DEVELOPMENT
               REVENUE BONDS (KEY INTERNATIONAL MANUFACTURING
                         INC. PROJECT), SERIES 1984



          The undersigned, a duly authorized officer of First Trust National Association, a national banking association (acting in its capacity as trustee under the Indenture, the "Trustee"), hereby certifies to NBD Bank, a Michigan banking corporation (the "Bank"), with reference to Irrevocable Letter of Credit No. 512 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

               (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

               (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment, pursuant to the terms of the Indenture, of less than all of the unpaid principal of the Bonds which are outstanding under the Indenture.

               (3) The amount of the Principal Draft accompanying this Certificate is $__________, being drawn in respect of the payment of such principal, and does not include any amount of principal on the Bonds included in any Principal Draft, Bond Purchase Draft that has not been reinstated or Final Draft presented to you and not dishonored by you on or prior to the date of presentation hereof.

               (4) The amount of the Principal Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture. Such amount does not include any amount in respect of Pledged Bonds and does not exceed the amount available to be drawn with respect to principal of the Bonds under the Letter of Credit.

               (5) This Certificate and the Principal Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which unpaid principal of the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

          The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Principal Draft accompanying this Certificate, the total amount available under the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent Principal Draft and Final Draft are automatically decreased by an amount equal to the amount specified in paragraph (3) above as being drawn in respect of the payment of unpaid principal of the Bonds.

          All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.



                             PRINCIPAL CERTIFICATE
                                     - 2 -

          IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ______ day of _________, ___.


                                      FIRST TRUST NATIONAL ASSOCIATION
                                      as Trustee


                                      By:______________________________
                                           Its: Authorized Officer



                             PRINCIPAL CERTIFICATE
                                     - 3 -

                                    ANNEX C

                   CERTIFICATE FOR DRAWING IN CONNECTION WITH
                    THE PAYMENT OF THE PURCHASE PRICE OF THE
                      ECONOMIC DEVELOPMENT CORPORATION OF
                   THE CHARTER TOWNSHIP OF PLYMOUTH FLOATING
                    RATE MONTHLY DEMAND ECONOMIC DEVELOPMENT
                 REVENUE BONDS (KEY INTERNATIONAL MANUFACTURING
                           INC. PROJECT), SERIES 1984


          The undersigned, a duly authorized officer of First Trust National Association, a national banking association (acting in its capacity as trustee under the Indenture, the "Trustee"), hereby certifies to NBD Bank, a Michigan banking corporation (the "Bank"), with reference to Irrevocable Letter of Credit No. 512 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

               (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

               (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of the aggregate purchase price of the Bonds tendered to the Trustee for purchase pursuant to the terms of the Bonds and of
Section 3.01 or 3.10 of the Indenture. Sufficient funds are not available in accordance with the terms of Section 6.05 of the Indenture to make such payment, and the amount of such drawing represents, but does not exceed, the amount of funds required to make such payment.

               (3) The amount of the Bond Purchase Draft accompanying this Certificate is $__________ (representing $_________ of principal and $_________ of interest), being drawn in respect of the payment of the purchase price of Bonds properly tendered or deemed tendered for purchase, and does not include any amount of principal on the Bonds included in any other Bond Purchase Draft (except to the extent of your reinstatement of the amount which may be drawn thereby under the terms of the Letter of Credit), or in any Principal Draft or Final Draft presented to you, and not dishonored by you, on or prior to the date of presentation hereof.

               (4) The amount of the Bond Purchase Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture. Such amount does not include any amount in respect of Pledged Bonds and does not exceed the amount available to be drawn under the Letter of Credit with respect to the purchase price of the Bonds.

               (5) This Certificate and the Bond Purchase Draft it accompanies are dated, and are being presented to the Bank on, the date that is not more than one Business Day prior to the date on which the purchase price of the Bonds with respect to which this drawing is being made is due and payable under the terms of the Bonds and the Indenture.

          The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Bond Purchase Draft accompanying this Certificate, the total amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by (i) any subsequent Bond Purchase Draft, Principal Draft, and Final Draft are automatically decreased by an amount equal to the amount specified in paragraph (3) above as being drawn in respect of the payment of unpaid principal of the Bonds, unless such amount is reinstated in the manner provided in the Letter of Credit, and (ii) any subsequent Interest Draft, Bond Purchase Draft and Final Draft is automatically decreased by an amount equal to the amount specified in paragraph (3) above as being drawn in respect of the payment of unpaid interest on the Bonds, unless such amount is reinstated in the manner provided in the Letter of Credit.

          All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the _____ day of ______________, 19__.


                                      FIRST TRUST NATIONAL ASSOCIATION
                                      as Trustee


                                      By:____________________________
                                           Its: Authorized Officer



                        BOND PURCHASE DRAFT CERTIFICATE
                                     - 2 -

                                    ANNEX D

                   CERTIFICATE FOR DRAWING IN CONNECTION WITH
                       THE PAYMENT OF ENTIRE OUTSTANDING
                        PRINCIPAL OF AND INTEREST ON THE
                      ECONOMIC DEVELOPMENT CORPORATION OF
                   THE CHARTER TOWNSHIP OF PLYMOUTH FLOATING
                    RATE MONTHLY DEMAND ECONOMIC DEVELOPMENT
                 REVENUE BONDS (KEY INTERNATIONAL MANUFACTURING
                           INC. PROJECT), SERIES 1984


          The undersigned, a duly authorized officer of First Trust National Association, a national banking association (acting in its capacity as trustee under the Indenture, the "Trustee"), hereby certifies to NBD Bank, a Michigan banking corporation (the "Bank"), with reference to Irrevocable Letter of Credit No. 512 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

               (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

               (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of the unpaid principal amount of, and up to 65 days' interest on, all of the Bonds which are outstanding under the Indenture.

               (3) The amount of the Final Draft accompanying this Certificate is equal to the sum of (i) $___________ being drawn in respect of unpaid principal of the Bonds and (ii) $____________ being drawn in respect of unpaid interest on the Bonds, and does not include any amount of principal of or interest on the Bonds included in any Interest Draft or Bond Purchase Draft that has not been reinstated, or Principal Draft presented and not dishonored by you on or prior to the date of this Certificate.

               (4) The amount of the Final Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture. Such amount does not include any amount in respect of Pledged Bonds and does not exceed the amount available to be drawn by a Final Draft under the Letter of Credit.

               (5) This Certificate and the Final Draft it accompanies are dated, and are being presented to the Bank on, the date that is one Business Day prior to the date on which the unpaid principal of, and interest on, all of the Bonds which are outstanding under the Indenture is due and payable under the terms of the Bonds and the Indenture.

          The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon your honoring the Final Draft accompanying this Certificate, the entire amount available to be drawn by the Trustee under the Letter of Credit shall have been drawn and the Letter of Credit shall automatically terminate.

          All capitalized terms used but not defined herein shall have the meaning assigned thereto in the Letter of Credit.



                             REDUCTION CERTIFICATE
                                     - 2 -

          IN WITNESS WHEREOF, the Trustee has executed this Certificate as of this _______ day of __________________, 19__.


                                      FIRST TRUST NATIONAL ASSOCIATION
                                      as Trustee


                                      By:_______________________________
                                           Its: Authorized Officer



                             REDUCTION CERTIFICATE
                                     - 3 -

                                    ANNEX E

                            INSTRUCTIONS TO TRANSFER

                            _________________, 19__



NBD Bank
611 Woodward Avenue
Detroit, Michigan  48226
Attention:Capital Market Division -- Revenue Bond Group

          Re:NBD Bank Irrevocable Letter of Credit No. ___

Ladies and Gentlemen:

          For value received, the undersigned beneficiary hereby irrevocably transfers to:



                   __________________________________________
                              (Name of Transferee)

                   __________________________________________
                                   (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit. Such transferee has succeeded the undersigned beneficiary as Trustee under the Indenture.

          By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of such Letter of Credit pertaining to transfers.

          Such Letter of Credit is returned herewith and in accordance therewith we ask you to transfer the same to the transferee or, if so requested by the transferee, to issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with such Letter of Credit.

          All capitalized terms used but not defined herein shall have the meaning assigned thereto in such Letter of Credit.

                                      FIRST TRUST NATIONAL ASSOCIATION
                                      as Trustee


                                      By:________________________________
                                           Authorized Officer



                            INSTRUCTIONS TO TRANSFER
                                     - 2 -

                                    ANNEX F

                             EXPIRATION CERTIFICATE


                             _______________, 19__



First Trust National Association
411 W. Lafayette, 4th Floor
Detroit, Michigan 48226
Attention: Corporate Trust Department

          Re: NBD Bank Irrevocable Letter of Credit No. 512 Securing the Economic Development Corporation of the Charter Township of Plymouth Floating Rate Monthly Demand Economic Development Revenue Bonds (Key International Manufacturing Inc. Project), Series 1984


Ladies and Gentlemen:

          Reference is made to that certain Irrevocable Letter of Credit No. 512 dated March 24, 1997 (the "Letter of Credit") issued by NBD Bank in your favor as beneficiary. We hereby notify you that the Stated Expiration Date (as defined in the Letter of Credit) will not be extended beyond its scheduled expiration date of July 15, ____, and therefore the Letter of Credit will terminate on July 15, ________.


                                      NBD BANK


                                      By: ______________________________

                                          Its:__________________________

                                   EXHIBIT A

                                    NBD BANK
                              611 WOODWARD AVENUE
                            DETROIT, MICHIGAN 48226

                          IRREVOCABLE LETTER OF CREDIT
                                    NO. 511


                                 MARCH 24, 1997



Norwest Bank Indiana, National Association
     as Trustee
P. O. Box 960
Fort Wayne, IN 46801-0960
Attention:     Corporate Trust Department


Ladies and Gentlemen:

     At the request of and for the account of Key Plastics, Inc., a Michigan corporation (the "Company"), we (the "Bank") hereby establish this irrevocable, transferable, Letter of Credit in favor of you as Trustee under the Trust Indenture dated as of August 1, 1989 (the "Indenture") between you (as successor trustee to Lincoln National Bank and Trust Company of Fort Wayne) and the Town of Hamilton, Indiana (the "Issuer"), pursuant to which Limited Obligation Industrial Development Revenue Bonds (Key Plastics, Inc. Project) in the aggregate principal amount of $7,500,000 (the "Bonds") were issued by the Issuer.

     We hereby irrevocably authorize you to draw on us, from and after the date hereof, to and including the Expiration Date (hereinafter defined), in accordance with the terms and conditions hereinafter set forth, available by your sight draft in an amount not exceeding $2,567,364 (the "Original Stated Amount"), of which an amount not exceeding $2,465,000 may be drawn upon with respect to the unpaid principal of the Bonds, and of which an amount not exceeding the lesser of $102,364 or two hundred ten (210) days accrued interest on the Bonds at any one time outstanding may be drawn based upon the annual interest rates then in effect.

     Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you by presentation to us at 611 Woodward Avenue, Detroit, Michigan 48226, Attention: Capital Markets Division - Revenue Bond Group, of your sight draft in the form of Annex 1 and of payment documents in the forms attached hereto as Annex 2 or Annex 3 appropriately completed and signed on your behalf by you. The sight draft drawn under this

Letter of Credit must bear on its face the clause "Drawn under NBD Bank Letter of Credit No. 511." In addition when a draft is submitted in the form of Annex No. 2, requesting a payment of principal of the Bonds, your draft must also be accompanied by your completed and signed certificate relating to the reduction of the Stated Amount of this Letter of Credit in the form of Annex 4 attached hereto. Each draft and certificate shall be dated as of the date of presentation.

     Any demand for payment hereunder shall not exceed the Stated Amount. The Stated Amount shall be reduced from time to time by payment of principal made on the Bonds from drawings made hereunder and from surplus bond proceeds, plus the amount of the corresponding interest portion thereof allocable to such principal, but only if Annex 4 with respect to such principal payment shall have been delivered to us.

     On the tenth (10th) calendar day following each drawing hereunder to pay interest on the Bonds, the amount so drawn shall be restored to the amount available to be drawn hereunder in respect of payment of interest on the Bonds accrued on or prior to the maturity thereof unless you shall have received notice from us substantially in the form of Annex No. 6 hereto, stating that an Event of Default under the Credit Agreement dated as of March 24, 1997 (as it may be amended or restated from time to time, the "Credit Agreement"), among the Company, the lenders party thereto (the "Lenders") and NBD Bank, as agent for the Lenders, has occurred and is then continuing and which contains a statement that this Letter of Credit shall terminate fifteen (15) calendar days after the date of your receipt of such notice and that you are required to draw on the Letter of Credit within that period and directing you to accelerate and declare immediately due and payable all unpaid principal of and interest on the Bonds.

     This Letter of Credit shall terminate fifteen (15) calendar days after the date of your receipt of such notice (or if such 15th day is not a business day, on the next succeeding business day). Subject to the preceding sentence, drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount.

     The drawing made pursuant to such certificate shall be made by tested telegraphic communication, Federal Express (or similar overnight instrumentality of delivery) or hand delivery without further need of document presentation, including the original of this Letter of Credit, it being understood that such certificate submitted via tested telegraphic communication, Federal Express or similar overnight instrumentation of delivery) or hand delivery is to be the sole operative instrument of drawing.

     Demand for payment may be made by you under this Letter of Credit at our address set forth above (or at such other office as may be designated by us by written notice delivered to you) at any time during our business hours on a Business Day prior to the Expiration Date. As used herein, the term "Business Day" means a day on which banks located in the city in which the principal corporate trust office of the Trustee is located or Detroit, Michigan, are not required or authorized to remain closed, and on which the New York Stock Exchange is not closed.

     If a drawing for payment for any purpose is made by you hereunder prior to 3:00 p.m. Detroit, Michigan time, on a Business Day, and provided that such drawing for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds before 12:00 noon Detroit, Michigan time, on the next Business Day.

     If the drawing is made by you after 3:00 p.m., Detroit, Michigan time on a Business Day, payment shall be made to you of the amount specified, in immediately available funds by 12:00 noon Detroit, Michigan time on the second next Business Day thereafter.

     We agree to honor and pay the amount of drawing if presented in compliance with the terms and conditions hereof using our general funds and not any funds received from the Company. If requested by you, payment under this Letter of Credit may be made by deposit of immediately available funds (including without limitation by wire transfer of funds) into a designated account that you maintain with us.

     If a drawing made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we will give you prompt notice that the purported presentment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the drawing was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

     Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount. Subject to the preceding sentence and to the provisions herein for the reinstatement of amounts drawn hereunder in respect to interest, each drawing honored by the Bank hereunder shall pro tanto reduce the Stated Amount available under this Letter of Credit.

     The demand for payment hereunder shall not exceed the Stated Amount. The Stated Amount of this Letter of Credit shall be the Original Stated Amount, as reduced in accordance with the provisions hereof. The Stated Amount, and the portion thereof that may be drawn upon with respect to principal of the Bonds, shall be permanently reduced automatically upon notice by you to us, without amendment of this Letter of Credit, to the amount set forth in your certificate (as set forth in Annex 4 hereto duly signed by your authorized officer) by the amount of any reduction in the amount of any Bonds outstanding.

     This Letter of Credit applies only to the payment of principal of the Bonds and up to two hundred ten (210) days, accrued interest at any one time outstanding in respect of interest accruing on the Bonds on or prior to August 15, 1999 and does not apply to any interest that may accrue thereon after such date.

     The Letter of Credit shall be effective immediately and shall automatically expire and be delivered to us for cancellation at our close of business at our aforesaid address on the earlier to occur (the "Expiration Date") of the following:

           (i) the date on which we honor the last drawing available to be made hereunder,

           (ii) the date on which the principal amount and premium, if any, and interest on the Bonds shall have been paid in full pursuant to the terms of the Indenture from the proceeds of a drawing under this Letter of Credit,

           (iii) fifteen (15) calendar days (or, if the 15th day is not a business day, then on the next succeeding business day) after we have provided you with written notice (in substantially the form of Annex No. 6 hereto) of an Event of Default under the Credit Agreement which contains a statement that the Letter of Credit shall terminate fifteen
      (15) calendar days after the date of your receipt of such notice and that you are required to draw on this Letter of Credit within that period and have directed you to accelerate and declare immediately due and payable all unpaid principal of the Bonds,

           (iv) August 15, 1999 -- the Stated Expiration Date.

This Letter of Credit shall be promptly surrendered to us by you upon any such expiration.

     By acceptance of this Letter of Credit, you agree that upon payment of any draft(s) which reduce the Stated Amount of this Letter of Credit to zero, you shall deliver forthwith an assignment to us of all of your interest in the Mortgage (as defined in the Indenture) in proper form for recording and filing.

     This Letter of Credit and the Annexes 1 through 6 appended hereto sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended or expanded by reference to any document, instrument or agreement referred to herein (except the Uniform Customs hereinafter mentioned) or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

     This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by and upon the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Annex 5 attached hereto. Notwithstanding any contrary provision of the Uniform Commercial Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") payments of any charges in respect of transfer of this Letter of Credit shall not be a condition precedent to such transfer.

     This Letter of Credit is subject to the Uniform Customs or by subsequent Uniform Customs fixed by subsequent Congresses of the International Chamber of Commerce. This Letter of Credit shall be deemed to be made under the laws of the State of Michigan, including Article 5 of the Uniform Commercial Code as in effect in the State of Michigan, and shall be governed by and construed in accordance with the laws of the State of Michigan. As to any matter of conflict between the provisions of the Uniform Customs and the laws of the State of Michigan, the laws of the State of Michigan shall govern this Letter of Credit.

     Only you (or a transferee as permitted by the terms of this Letter of Credit) may make a drawing under this Letter of Credit.

     Upon the payments to you or your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight draft, and we shall not thereafter be obligated to make any further payment under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or who makes to you a demand for payment of principal or, premium, if any, or interest on the Bonds.

                                           Very truly yours,

                                           NBD BANK



                                           By:___________________________
                                                Teresa A. Kalil
                                                Title:  Vice President

                                    ANNEX 1

                                  SIGHT DRAFT


                                                   _________________________
                                                           (Place)

                                                   ___________________, 19__
                                                          (Date)


     For value received, pay to Norwest Bank Indiana, National Association as incumbent Trustee under the Trust Indenture dated as of August 1, 1989 between the Town of Hamilton, Indiana (the "Issuer") and Norwest Bank Indiana, National Association, as Trustee, pursuant to which the Trustee issued $7,500,000 in aggregate principal amount of its Limited Obligation Industrial Development Revenue Bonds (Key Plastics, Inc. Project) (the "Bonds"), for the Bonds, $_________ (Dollars).

     Drawn under NBD Bank Transferable Irrevocable Letter of Credit No. 511.


     To:  NBD Bank
          611 Woodward Avenue
          Detroit, Michigan  48226

     Attention:    Capital Markets Division - Revenue Bond Group



                                           NORWEST BANK INDIANA, NATIONAL
                                           ASSOCIATION, as Trustee


                                           By:_________________________

                                                Its:____________________

                                    ANNEX 2

                            CERTIFICATE FOR DRAWING
                          WITH RESPECT TO PRINCIPAL OF
                             THE LIMITED OBLIGATION
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS

                           Town of Hamilton, Indiana

                          (Key Plastics, Inc. Project)


     The undersigned, a duly authorized officer of Norwest Bank Indiana, National Association (the "Trustee"), hereby certifies to NBD Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 511 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal on the Bonds.

     3. The Trustee is directed to draw $__________ under the Letter of Credit with respect to payment of principal on the Bonds pursuant to Section 501 of the Indenture.

     4. The amount of the sight draft accompanying this certificate does not exceed the amount available to be drawn under the Letter of Credit.

     5. The amount of the sight draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of _________, 19__.


                                           NORWEST BANK INDIANA, NATIONAL
                                           ASSOCIATION,
                                           as Trustee


                                           By:____________________________
                                              Title:
                                              Authorized Signatory

                                    ANNEX 3

                            CERTIFICATE FOR DRAWING
                          WITH RESPECT TO INTEREST ON
                             THE LIMITED OBLIGATION
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS

                           Town of Hamilton, Indiana

                          (Key Plastics, Inc. Project)


     The undersigned, a duly authorized officer of Norwest Bank Indiana, National Association (the "Trustee"), hereby certifies to NBD Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 511 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal on the Bonds.

     3. The Trustee is directed to draw $__________ under the Letter of Credit with respect to payment of interest on the Bonds pursuant to Section 501 of the Indenture.

     4. The amount of the sight draft accompanying this certificate does not exceed the amount available to be drawn under the Letter of Credit.

     5. The amount of the sight draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of _________, 19__.

                                           NORWEST BANK INDIANA, NATIONAL
                                           ASSOCIATION,
                                           as Trustee


                                           By:_______________________
                                              Title:
                                              Authorized Signatory

                                    ANNEX 4

                          CERTIFICATE FOR REDUCTION OF
                    AMOUNTS AVAILABLE UNDER LETTER OF CREDIT
                           ISSUED IN CONNECTION WITH
                             THE LIMITED OBLIGATION
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS

                           Town of Hamilton, Indiana

                          (Key Plastics, Inc. Project)



     The undersigned, a duly authorized officer of Norwest Bank Indiana, National Association (the "Trustee"), hereby certifies to Comerica Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 511 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The initial amount available under the Letter of Credit with respect to the principal of the Bonds was $__________.

     3. The Trustee hereby notifies you that after March 24, 1997 and prior to the date hereof $__________ principal amount of the Bonds has been paid (or provision for payment thereof has been made) pursuant to the Indenture.

                     [SELECT APPLICABLE PARAGRAPH 4 below]

     4. The Trustee hereby notifies you that following payment of the Draft which this Reduction Certificate accompanies $__________ principal amount of the Bonds will have been paid (or provision for payment thereof made) pursuant to the Indenture.

     4. The Trustee hereby notifies you that $__________ of surplus bond proceeds has been applied to payment of the Bonds in accordance with the Indenture; and, after the application of such surplus bond proceeds, $__________ principal amount of the Bonds will have been paid (or provision for payment thereof made) pursuant to the Indenture.

     5. Following the principal payment(s) referred to in paragraphs (3) and
(4) above, the aggregate principal amount of all of the Bonds "outstanding" (as defined in the Indenture) is $__________.

     6. The amount available to be drawn by the Trustee under the Letter of Credit with respect to principal of the Bonds is hereby reduced to $__________ (such amount being the amount specified in paragraph 5 above).

     Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of __________, 19__.


                                           NORWEST BANK INDIANA, NATIONAL
                                           ASSOCIATION,
                                           as Trustee


                                           By:________________________
                                              Title:
                                              Authorized Signatory

                                    ANNEX 5

                            INSTRUCTION TO TRANSFER

                             _______________, 19___

NBD Bank
611 Woodward Avenue
Detroit, Michigan  48226

     In re: NBD Bank, Irrevocable Letter of Credit No. 511

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably instructs you to transfer to:

             (Name of Transferee)
             (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeding the undersigned as Trustee under the Trust Indenture, dated as of August 1, 1989, between the Town of Hamilton, Indiana and Norwest Bank Indiana, National Association.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effected.


SIGNATURE AND LEGAL
CAPACITY GUARANTEED                 Very truly yours,

________________________            _____________________________
      (Bank)                                  Trustee

                                     By:_________________________
________________________                       Title:
 Authorized Signature                    Authorized Signatory

                                    ANNEX 6

                         Notice of Direction to Trustee
                    to Make a Drawing Under Letter of Credit


                             Date:  _______________



Lincoln National Bank and Trust
     Company of Fort Wayne, as Trustee
Post Office Box 960
Fort Wayne, IN  46801-0960


        Re:  Irrevocable Transferable Letter of Credit No. 511 Issued by
             NBD Bank


Gentlemen:

     Reference is made to the Credit Agreement dated as of March 24, 1997, among Key Plastics, Inc., the lenders party thereto, and NBD Bank, as agent for the lenders (as it may be amended or restated from time to time, the "Credit Agreement") pursuant to which there exists an Event of Default (as defined in the Credit Agreement) under [insert Section reference and a specific description of the Event of Default].

     Please be advised (i) that in accordance with the Trust Indenture dated as of August 1, 1989, between Town of Hamilton, Indiana, and you as Trustee (the "Indenture"), we are directing you, as the beneficiary of the Letter of Credit, to make a drawing under the Letter of Credit for the principal amount of all outstanding bonds, together with interest accrued thereon and (ii) that as a consequence of such direction, you may make a drawing under the Letter of Credit no later than fifteen (15) days (or if such 15th day is not a business day, on the next succeeding business day) after your receipt of this notice, after which day the Letter of Credit will expire.


                                           Very truly yours,

                                           NBD BANK


                                           By:________________________

                                                Its:__________________